UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 26, 2007

                            Basic Services, Inc.
              ------------------------------------------------
               (Name of Small Business Issuer in its Charter)

            Nevada                   000-52675             20-8837626
 ----------------------------       ------------       ------------------
 (State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)             File Number)       Identification No.)

             9604 Royal Lamb Drive, Las Vegas, Nevada   89145
   --------------------------------------------------------------------
                (Address of principal executive offices)

                             (702) 203-8477
                       ---------------------------
                       (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 1.01 Entry into a Material Definitive Agreement.

On October 26, 2007, Basic Services, Inc. a Nevada corporation (the "Registrant") or ("BICV"), Adrenalina, a Nevada corporation and subsidiary of Basic Services, Inc. ("Merger Sub" or "Dissolving Corporation") and LQD Adrenalina, LLC and it subsidiaries ("ADRE"), a privately-held Limited Liability Company headquartered in Miami, Florida, entered into a Acquisition Agreement and Plan of Merger (collectively the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, acquired ADRE in exchange for 18,000,000 shares of the Registrant's common stock which were issued to the members of ADRE stock (the "Merger"). Immediately after the Acquisition was consummated and further to the Agreement, the four largest shareholders of Basic Services, Inc., cancelled 9,773,750 shares of the Registrant's Common Stock held by them (the "Cancellation"). The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The members of ADRE unanimously approved the acquisition, and as of the closing date of the Merger will own approximately 94% of the Registrant's common stock outstanding as of October 26, 2007. This figure is based on the issuance of 18,353,000 common shares issued and outstanding. This figure includes the issuance of 353,000 unregistered shares and Thirty Thousand ($30,000) Dollars to Gilford Securities, New York, NY to be paid as referral fee compensation for the introduction to LQD Adrenalina, LLC. to Basic Services, Inc. The two largest shareholders of Basic Services, Inc. have agreed to pay Gilford Securities the sum of Thirty Thousand ($30,000) Dollars for the introduction, and the Company has agreed to transfer the assets, any intellectual property and liabilities to the two largest shareholders of Basic Services, Inc.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the stockholders of ADRE own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of ADRE became the directors and executive officers of the Registrant.

The Registrant intends to file an Information Statement on Schedule 14F1 with the U.S. Securities and Exchange Commission with respect to a change of directors for the Registrant.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The closing of the Agreement took place on October 26, 2007 (the "Closing"). ADRE is a media, retail and entertainment company.

The consideration issued to ADRE for the newly issued shares consisted solely of treasury shares of our common stock and was intended to qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto.


REGISTRANT'S BUSINESS
---------------------

Basic Services, Inc. ("BICV"), was incorporated in Nevada on March 28, 2007. Basic Services, Inc. is a spin-off Company of Eaton Laboratories, Inc. Eaton Laboratories was purchased by Hydrogen Hybrid Technologies on March 30, 2007. Basic Services is a developmental stage which plans to produce generic pharmaceutical products, through contract laboratories and contract manufacturing facilities, for pharmaceutical products that have lost their innovator patent(s).

Basic Services has developed the formulation and manufacturing process, the Company needs to produce a full manufacturing batch and conduct patient studies before it can submitted its Abbreviated New Drug Application ("ANDA") to the Food and Drug Administration ("FDA"). Basic Services needs to raise approximately $1 million dollars to complete its first generic product. After funding is obtained, Basic Services will need approximately 6 months to complete a full scale manufacturing batch, by utilizing the services of a contract manufactures followed by comparative human testing. Once this data has been tabulated, the Company will submit a ANDA to the FDA. FDA approval to market this product could take an additional twelve to eighteen months. Therefore, Basic Services does not expect to generate any revenues for at least two years.

LQD ADRENALINA, LLC BUSINESS
----------------------------

LQD Adrenalina, LLC was founded in 2004 is based in Miami, Florida with regional offices in New York. LQD Adrenalina is privately held Limited Liability Company owned by approximately twenty-seven (27) members. LQD Adrenalina, LLC is a media, retail and entertainment company headquartered in South Florida.

LQD Adrenalina, LLC operates in Latin America and in the Southeastern United States. LQD Adrenalina, LLC classifies its business interests in three reportable lines:

   o Retail Sales: extreme sports and adventure themed stores located in regional shopping malls.

   o Entertainment: theatrical and TV film and music production and distribution

   o Publishing: extreme sports oriented periodical publishing and distribution

Adrenalina is a retail-entertainment company focused on the nature and wellness lifestyle surrounding outdoor, adventure and extreme sports. Born out of the initial success of the Adrenalina television program, a 30 minute extreme sports and adventure television show that traces its roots to Oceanside, California, the Company has established positioned itself to market its products and services towards extreme sports enthusiasts, both in the United States and throughout Latin America.

This has encouraged the development of Adrenalina "the Extreme Store", which opened in October 2006 at the Florida Mall in the heart of Orlando, Florida.
It also encouraged the creation and acquisition of additional complimentary media properties such as "Extremo Surf," a Spanish surf magazine, "WhatA Duck," an English language surfing lifestyle magazine, "Death and Taxes" Magazine, a perspective created for people who love music, "Help!" Records, a record label which is dedicated to sign upcoming bands, a second format for the "Adrenalina" television show, which spotlights the efforts of extreme sports participants and their cultures throughout Latin America for the United States' English-speaking demographic, and "Adrenalina Films," which will feature stories from within and outside of the world of adventures and extreme sports. These media extensions continue to increase the Company's reach help the Company establish its image as an authentic, dynamic and cutting edge Lifestyle Company among marketers and consumers.

The second Adrenalina store is currently under construction at the Miami International Mall which is scheduled to open during the fall of 2007. The Company plans to open additional stores in 2008 with pending locations such as Tampa, Florida, Denver, Colorado, and Alpharetta, Georgia. Management is currently negotiating various leases for stores to be opened during 2008.

The Concept
-----------

Adrenalina "Extreme" Stores are extreme sports and adventure themed retail stores centered around a "FlowRider" surf ride. The stores offer apparel from clothing brands such as Volcom, Hurley, Quiksilver, Billabong, O'Neill, Rip Curl, Rusty, Cult and Reef, as well as, equipment and accessories from leading brands such as Marin Bikes, Hoffman Bikes, Felt, Shimano, Sram, GT Bikes, Manitou, Tippman, Dye Precision, No Fear, Fox Racing, Troy Lee Design, Steward Boards, HIC, Rusty Boards, Byrne, Eerie, Gator Wakeboards, Body Glove, Element, Zoo York, and Spitfire

The Company's ultimate goal is to deliver a unique and exciting retail concept. The stores are designed and positioned as a destination for extreme sport enthusiasts of all generations and those who want to learn more about this Lifestyle. In this regard, the store offers dedicated areas which are focused on a particular extreme sport, intimate lounge areas, and the coordination of FlowRider sessions and lessons with qualified instructors, all with the intent of promoting the Adrenalina stores as the place to go, congregate and be seen for all who are interested in extreme sports and it's Lifestyle.


The FlowRider
-------------

As part of the Company's goal to provide a truly unique retailing experience, the features a FlowRider machine, which will serve as a source of publicity, customer traffic, and direct and indirect revenue to the stores. Management believes that this is the first time that a FlowRider machine is being installed within a retail store rather than in a water park or cruise ship.
The Company has obtained the exclusive rights to have a FlowRider{u"} in a retail setting. The FlowRider is an ideal attraction to connect customers with the extremely popular board-riding Lifestyle that includes surfing, body boarding, wakeboarding, skateboarding, kitesurfing and snowboarding to the Company's stores and its offerings.


The FlowRider allows the participants to drop in on their own unbroken wave, feel the power and acceleration, carve a turn, do maneuvers and cut back by using pumps to shoot thin sheets of water over a fabricated padded waveform creating a perpetual wave.

Merchandising
-------------

The Adrenalina stores are fully equipped with merchandising from industry leaders as well as new and promising brands offering unique and innovative products. Also Adrenalina has developed and introduced three different brands offering varied product lines under each brand. Adrenalina's signature brand, "Adrenalina", has yielded over $50,000 in sales YTD.

Adrenalina has expanded its apparel, footwear, and accessories categories by acquiring high fashion brands such as Ed Hardy, Jimi Hendrix, Fender, and English Laundry. Currently, the Adrenalina store carries merchandising for apparel, footwear, accessories and many miscellaneous items along with 11 major sports categories: Surf, Skate, BMX, Mountain Bike, Wakeboard, Motocross, Kitesurf, Bodyboard, Skimboarding, Skydive and Paintball.

Adrenalina also manufactures its own brand of products. Its product line includes t-shirts, pants, rash guards, and towels. Adrenalina products are sold through Adrenalina's brick-and-mortar stores and web store offering great prices for outstanding quality goods. The Adrenalina brand allows the Company to generate high sales margins while increasing brand awareness. The brand was introduced simultaneously with the launch of the first store and it has been strongly embraced by our customers.


Adrenalina Television

The Company produces and distributes the Adrenalina television program, a 30 minute extreme sports variety show, with over 130 episodes produced to date. While the original show was produced and distributed in Spanish, primarily targeting the U.S. Hispanic and Latin American markets, the show's success spurred the Company to develop the show in English, in order to capture a more expansive audience. The ratings and distribution for Adrenalina have continuously increased since the show's introduction and currently experiences a high rating in many of its original airing time slots. Adrenalina is currently aired on the entire Fox Sports en Espanol network, which spans from the United States down to Argentina, and a number of other local broadcast outlets within the United States and throughout Latin America. In addition, Adrenalina's new English format airs on Fuel TV, the only 24/7 cable network that celebrates the lifestyle and culture of action sports. Fuel TV was launched in July 2003 and it is powered by FOX. It generates selected programming geared towards the 12-34 male demographic. Fuel TV is currently available in over 20 million homes and growing quickly.

Adrenalina Publishing
---------------------

"Extremo Surf" magazine is a bi-monthly Spanish language surf magazine, with distribution throughout Latin America and the United States. The magazine has a circulation of 48,000 copies per run. In addition, the magazine has already attracted a number advertisers in the extreme sports industry including Quiksilver, Reef, Ocean Pacific, and Vans and will continue to expand its relationships while working with the other Adrenalina properties.

"Death and Taxes" is a bi-monthly music/pop-culture magazine. The magazine's focus is on music, film, television, video games, and all pop culture topics in between. Its target readership ranges from ages 17-to-27, with an emphasis on distribution throughout most major cities such as New York, Los Angeles, Chicago, Miami, Seattle, Austin and more; while also concentrating on smaller secondary markets like New Jersey, Orange County, CA, Philadelphia, and Ft. Lauderdale, FL.


Employees
---------

Adrenalina currently employs over 50 individuals working on the production of the media properties, and its retail, distribution and apparel divisions.



RISK FACTORS
------------

(A)  WE HAVE A LIMITED OPERATING HISTORY

We have a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as we face all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which we will be operating.

(B)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

LQD Adrenalina, LLC has prepared audited financial statements for the year end for December 31, 2006 and the interim nine month period ending September 30, 2007. Our ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations is in direct correlation to our ability to generate revenues or raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that we will ever be able to operate profitably or derive any significant revenues from its operation.

(C)  COMPETITION

LQD Adrenalina, LLC faces intense competition from larger and better-established retail sales operations that may prevent us from ever becoming a significant company. Management expects the competition to intensify in the future. Pressures created by our competitors could negatively impact our business, results of operations and financial condition.

Many of our potential retail competitors and sports retail stores have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, our competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors. Therefore, some of our competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to product development. Increased competition may result in reduced operating margins, loss of market share and diminished value in our brands. There can be no assurance that we will be able to compete successfully against current and future competitors.

(D)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

In order to implement the aggressive business plan, management recognizes that additional staff will be required. No assurances can be given that we will be able to find suitable employees that can support our needs or that these employees can be hired on favorable terms.

(E) WE MAY, IN THE FUTURE, ISSUE ADDITIONAL COMMON SHARES, WHICH WOULD REDUCE INVESTORS' PERCENT OF OWNERSHIP AND MAY DILUTE OUR SHARE VALUE.

Our Articles of Incorporation authorize the issuance of 75,000,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

(F)  OUR PRODUCTS ARE SUBJECT TO GOVERNMENT REGULATION.

Our apparel products are subject to federal, state and local laws and regulations affecting our business, including those promulgated under the Consumer Product Safety Act, the Flammable Fabrics Act, the Textile Fiber Product Identification Act, the rules and regulations of the Consumer Products Safety Commission and related laws, as well as environmental laws and regulations. Although we plan to obtain all required federal and state permits, licenses, and bonds to operate its facilities, there can be no assurance that our operation and profitability will not be subject to more restrictive regulation or increased taxation by federal, state, or local agencies.

(G)  WE MAY BE LIABLE FOR THE PRODUCTS AND SERVICES WE PROVIDE.

There is no guarantee that the level of insurance coverage we secure will be adequate to protect us from risks associated with claims that exceed the level of coverage maintained. As a result of our limited operations to date, no threatened or actual claims have been made upon us for product liability.

(H) THE APPAREL INDUSTRY IS SUBJECT TO PRICING PRESSURES THAT MAY CAUSE US TO REDUCE THE FUTURE GROSS MARGINS FOR OUR PRODUCTS.

Average prices in the apparel industry have been declining over the past several years, primarily as a result of the growth of the mass merchant channel of distribution, increased competition, consolidation in the retail industry and a promotional retail environment.

To be competitive, we will be required to adjust our prices in response to these industry-wide pricing pressures. Many of our competitors source their product requirements, from lesser-developed countries to achieve lower operating costs. Our competitors may possibly source from regions with lower costs than those of our sourcing partners and those competitors may apply such additional cost savings to further reduce prices.

Moreover, increased customer demands for markdown allowances, incentives and other forms of economic support reduce our gross margins and affect our profitability. Our financial performance may be negatively affected by these pricing pressures if we are forced to reduce our prices without being able to correspondingly reduce our costs for finished goods or if our costs for finished goods increase and we cannot increase our prices.

(I) WE MAY NOT BE ABLE TO KEEP PACE WITH CONSTANTLY CHANGING FASHION TRENDS, AND IF WE MISJUDGE CONSUMER PREFERENCES, THE IMAGE OF ONE OR MORE OF OUR BRANDS MAY SUFFER AND THE DEMAND FOR OUR PRODUCTS MAY DECREASE.

Our success will depend, in part, on management's ability to anticipate and respond effectively to rapidly changing fashion trends and consumer tastes and to translate market trends into appropriate, saleable product offerings. If we are unable successfully to anticipate, identify or react to changing styles or trends and misjudge the market for our products or any new product lines, our sales may be lower and we may be faced with a significant amount of unsold finished goods inventory. In response, we may be forced to increase our marketing promotions, to provide markdown allowances to our customers, or to liquidate excess merchandise, any of which could have a material adverse effect on our net sales and profitability. Our brand image may also suffer if customers believe that we are no longer able to offer innovative products, respond to the latest fashion trends or maintain the quality of our products.

Even if we are able to anticipate and respond effectively to changing fashion trends and consumer preferences, our competitors may quickly duplicate or imitate one or more aspects of our products, promotions, advertising, brand image and business processes, whether or not they are protected under applicable intellectual property law, which may materially reduce our sales and profitability.

(J) THE LOSS OF ONE OR MORE OF OUR FUTURE SUPPLIERS OF FINISHED GOODS OR RAW MATERIALS MAY INTERRUPT OUR SUPPLIES.

We plan to purchase apparel designed by us from a limited number of third-party manufacturers. We do not have any material or long-term contracts with any of our suppliers. Furthermore, our finished goods suppliers also purchase the fabrics and accessories used in our products from a limited number of suppliers. The loss of one or more of these vendors could interrupt our supply chain and impact our ability to deliver products to our customers, which would have a material adverse effect on our net sales and profitability.

(K) INCREASES IN THE PRICE OF RAW MATERIALS USED TO MANUFACTURE OUR PRODUCTS COULD MATERIALLY INCREASE OUR COSTS AND DECREASE OUR PROFITABILITY.

The principal fabrics used in our apparel business are made from cotton, synthetic fabrics and cotton-synthetic blends. The prices for these fabrics are dependent on the market price for the raw materials used to produce them, primarily cotton and chemical components of synthetic fabrics, and there can be no assurance that prices for these and other raw materials will not increase in the near future.

These raw materials are subject to price volatility caused by weather, supply conditions, power outages, government regulations, economic climate and other unpredictable factors. Fluctuations in crude oil or petroleum prices may also influence the prices of related items such as chemicals, dyestuffs, man-made fiber and foam. Any raw material price increase would increase our cost of sales and decrease our profitability unless we are able to pass higher prices on to our customers. In addition, if one or more of our competitors is able to reduce its production costs by taking advantage of any reductions in raw material prices or favorable sourcing agreements, we may face pricing pressures from those competitors and may be forced to reduce our prices or face a decline in net sales, either of which could have a material and adverse effect on our business, results of operations and financial condition.

(L) THE WORLDWIDE APPAREL INDUSTRY IS HEAVILY INFLUENCED BY GENERAL ECONOMIC CONDITIONS.

The apparel industry is highly cyclical and heavily dependent upon the overall level of consumer spending. Purchases of apparel and related goods tend to be highly correlated with changes in the disposable income of consumers. Consumer spending is dependent on a number of factors, including actual and perceived economic conditions affecting disposable consumer income (such as unemployment, wages and salaries), business conditions, interest rates, availability of credit and tax rates in the general economy and in the international, regional and local markets where our products are sold. As a result, any deterioration in general economic conditions, reductions in the level of consumer spending or increases in interest rates could adversely affect the future sales of our products.

A return to recessionary or inflationary conditions, whether in the United States or globally, terrorist attacks or similar events could have further adverse effects on consumer confidence and spending and, as a result, could have a material adverse effect on our financial condition and results of operations.

(M)   LOW-PRICED STOCKS MAY AFFECT THE RESELL OF OUR SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock; the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES
----------

The Company's corporate headquarters are located at: 20855 NE 16 Ave., Suite #C-16, Miami, Florida 33179, Phone: 305-770-4488 Fax: 305-770-4489. In
October, 2006, the Company rented retail space at the Florida Mall in Orlando, Florida. The Company leases its main office, warehouse and store locations.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name                Age                 Position
-------------       ---                 --------------------------------------
Ilia Lekach         58                  Chairman & CEO
Jeffrey Geller.     33                  Director, President, CFO, and COO
Yonatan Feldman     31                  Chief Technology Officer
Jonathan Abenhaim   30                  Senior VP of Media Operations
Joseph Bouhadana    37                  Director
Bryan Feldman       23                  Director
----------------------------------------------------------------------------

Biography of Ilia Lekach, Chairman & CEO
----------------------------------------

The Company is headed by Ilia Lekach, Adrenalina's Chairman and Chief Executive Officer. Mr. Ilia Lekach was born on April 13th, 1949, in Russia. In 1957, he and his family emigrated from Russia to Chile. Ilia lived in Santiago for six years before moving to Lima, Peru in 1963. Upon graduating from high school in 1967, Ilia decided to continue his education at Louisiana State University in the U.S. He studied Industrial Engineering at L.S.U. for two years; then transferred to the University of Miami.

In 1972, Ilia and his older brother Rachmil founded Great Fashions Import, Inc., an import and wholesale shoe business. His brother was involved in manufacturing the shoes in Brazil and Ilia took care of the wholesale distribution in the U.S. In 1974, the two brothers founded a new company named Zalman Corporation, a U.S. import and wholesale distribution business, selling brand name watches and calculators such as Seiko, Citizen and Casio.

In 1980, Ilia and Rachmil started an international company named Lemott Corp., based in the Miami Free Zone. The primary business of Lemott Corp. was to import and wholesale watches and electronics to South America. The company entered the perfume business at a wholesale level in 1983, gradually discontinuing the sale of watches and electronics in favor of fragrances. In 1986, Lemott Corp. entered the U.S. retail fragrance business by opening its first discount perfumerie in Freeport, Maine. Subsequently, in 1988, all of the family-owned companies were consolidated into one company under the name of Perfumania, Inc. ("Perfumania"), dedicated to the wholesale of brand name fragrances and cosmetics, as well as the development of discount retail perfumeries throughout the U.S. In December 1991, Perfumania became a public company registered on the NASDAQ Stock Exchange. Mr. Lekach sold the majority of his interest in Perfumania during January 2004, and no longer participates as a director or officer.

In 1989, Mr. Lekach became an investor in Parlux Fragrances, Inc. ("Parlux"), a company manufacturing and distributing prestige fragrances and beauty related products. In 1990, he became the principal investor and acquired control of Parlux. Mr. Lekach was a director of Parlux beginning in February 1989 and assumed the position of Chairman of the Board in November 1990. Parlux relocated all its U.S. facilities from New Jersey to Pompano Beach, Florida in November 1993. In April 1994, Mr. Lekach resigned his previous position as Chairman of the Board and CEO of Perfumania, to assume the position of CEO of Parlux. The Company acquired the XOXO fragrance line in 2005.

On February 6, 2007 Mr. Lekach resigned his position as a CEO of Parlux Fragrances to dedicate all his efforts as Chairman and CEO of LQD Adrenalina, LLC.


Biography of Jeffrey Geller, President, CFO, and COO
----------------------------------------------------

Mr. Geller graduated from Tulane University in 1994 earning a bachelors degree in science with a Major in Engineering and a Minor in Business Administration. In 1995 he started-up Relleg S.A. serving as the General Manager. Jeffrey Geller ran and operated the company as well as served as the development agent of Subway Sandwiches Stores throughout Peru. In March of 2000, Mr. Geller moved to Miami, Florida to begin his 4-year tenure as President and COO of Perfumania, Inc (NASDAQ:ECMV)

In December, 2004 Jeffrey Geller founded Adrenalina along with Mr. Zalman Lekach, the company's Vice President Of Television.

Biography of Yonatan Feldman. ChiefTechnology Officer
-----------------------------------------------------

Prior to joining the Company, Yonatan Feldman founded Milliped, a technology consulting company with clients such as Greenpeace International and MIT. A graduate from the Georgia Institute of Technology, he has focused on developing agile solutions to complex business problems. Mr. Feldman is spearheading Adrenalina's technological strategy to help enhance productivity, lower costs, and increase the Company's competitive advantage.

Biography of Jonathan Abenhaim. Senior VP of Media Operations
--------------------------------------------------------

After receiving an International Marketing degree from Bay State College in Boston, MA, Mr. Abenhaim moved to Miami to pursue a career in hospitality management, graduating from Florida International University in 1999. Upon his graduation, he was employed as a food and beverage manager at the Tides Hotel in South Beach, Florida, working closely with major public relation firms and developing strong relationships in the marketing and media arenas.

From the Tides, Mr. Abenhaim moved on to the Turnberry Resort and Club holding the position of Director of Restaurants. His entrepreneurial spirit led him to leave the Turnberry Hotel and open up his own company Eben Inc., developing a new concept in quality fast food. Sensing an opportunity to fill a void in the Hispanic media distribution industry, Mr. Abenhaim sold Eben Inc. and created Indika Media Group, which was acquired by Adrenalina in January of 2005.


Biography of Joseph Bouhadana, Corporate IT Director
------------------------------------------------------

Joseph Bouhadana has more than 15 years of leadership experience managing IT divisions and companies. An accomplished corporate strategist and CIO, his vision and expertise in technology applied to business performance have driven notable growth in many enterprises.

Mr. Bouhadana is serving as Corporate IT Director for INTCOMEX Group, the largest IT distributor of branded computer components, generic accessories and networking peripherals in Latin America and Caribbean regions with thirteen offices in ten countries, since January 2005.

Prior to this, Mr. Bouhadana served as Vice President of Information Technology of IFX Network & Tutopia.com, a privately owned Internet service provider with a presence in nine countries in Latin America , from September 2000 to January 2005.

Previously, Mr. Bouhadana was the Director of Information Technology of Parker Reorder, a publicly traded company specializing in hospitality business to business procurement, distribution and logistics systems.

Mr. Bouhadana, was appointed in 2002 to the Board of Directors of Perfumania
(ECMV) as an independent board member, member of the Audit, Compensation and Stock Option Committees.

Mr. Bouhadana received his Master in computer science and BBA from the University of Montreal, Canada.

Biography of Bryan Feldman, Director
------------------------------------

Bryan Feldman was born in Caracas, Venezuela. He graduated from Barry University in 2005 with degrees in Economics and Finance. Mr. Feldman joined Parlux Fragrances in May 2005 as an International Area Manager overseeing the company's activities in Europe. He was later promoted to Vice President of International Sales where he was responsible for launching the Paris Hilton and Guess brands in over 83 countries. Mr. Feldman left Parlux Fragrances in April 2007 and has now started New Wave Fragrances. A fragrance licensing company which already holds the licenses for Ed Hardy and True Religion Fragrances.

Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

BICV Common Stock, $0.001 par value, is traded on the OTC-BB (National Quotation Bureau) under the symbol: BICV.

To date, no trading of the Company's common stock has take place. There are no assurances that trading activity will take place in the future for the Common Stock.

The Company did not repurchase any of its shares from inception through the date of this Current Report.


DESCRIPTION OF BICV SECURITIES
------------------------------

In accordance with BICV's Articles of Incorporation certificate of incorporation, BICV is authorized to issue up to 70,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of September 11, 2007, there are 10,873,750 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.

BICV COMMON STOCK
-----------------

On April 30, 2007, the record shareholders of Eaton Laboratories, Inc. received one common share, par value $0.001, of Basic Services, Inc. common stock for every share of Eaton Laboratories common stock owned as part of a dividend spin-off. The Basic Services, Inc. stock dividend was based on 10,873,750 shares of Eaton Laboratories common stock that were issued and outstanding as of the record date.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration to the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.    Redemption Rights - no such rights exist for shares of common stock.

vii.   Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local
Authorities

No material potential liabilities are anticipated to be imposed on stockholders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help BICV's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers,designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.


DESCRIPTION OF LQD ADRENALINA, LLC SECURITIES
---------------------------------------------

LQD ADRENALINA, LLC is a limited liability Company. On January 1, 2005 the founding members of the Company transferred the assets and rights associated with the Adrenalina trade name and television show to the Company, for a 20% membership interest.

During 2005, the Company awarded a 1% interest in the membership in lieu of compensation to certain key employees.

During 2005, the Company received equipment valued at $20,621, which was used TO partially satisfy a membership subscription loan. This transaction resulted in a 0.2% increase to membership equity.

During 2006, the Company received approximately $4,000 worth of design and art work from an outside provider which was settled through an exchange of a 0.04% of membership interest.

As of the date of this Current Report, LQD ADRENALINA, LLC ownership is held by approximately twenty-seven (27) members.

Item 3.02 Unregistered Sales of Equity Securities

As of October 26, 2007, in connection with the Agreement, we agreed to issue 18,000,000 shares of our unregistered common stock to the equity members of LQD Adrenalina, LLC, based on their percentage of ownership of LQD Adrenalina, LLC.

We have also agreed to issue 353,000 unregistered shares to Gilford Securities, New York, NY to be paid as referral fee compensation for the introduction to LQD Adrenalina, LLC.

We relied upon Section 4(2) of the Securities Act for the offer and sale. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.


Item 4.01 Changes in Registrant's Certifying Accountant.

a) On or about October 26, 2007 the Registrant's Board of Directors dismissed Moore & Associates Chartered ("Moore") as its independent auditors. On or about October 26, 2007, the Registrant's Board of Directors engaged Goldstein Schechter Price, Lucas Horwitz & Company, PA, Miami, Florida to serve as the Registrant's independent public accountants and to audit the Registrant's financial statements for the years ended December 31, 2005 and 2006 and the interim periods for 2007. The Registrant does not have an Audit Committee.

During the Registrant's prior fiscal year and the period from March 28, 2007 (inception), through the date of dismissal, there have been no disagreements with Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CVB would have caused it to make reference thereto in its reports on the Registrant's financial statements. In addition, for the same periods, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Moore's report on the financial statements of the Registrant for the year ended April 30, 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report indicated that there was a substantial doubt as to the Registrant's ability to continue as a going concern and that the financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company provided Moore with a copy of the disclosures contained herein and requested Moore furnish the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether Moore agrees with the above statements, and if not, the respects in which Moore does not agree. A copy of the letter from Moore is filed herewith as Exhibit 16.1.

b) From inception on March 28, 2007 and through the interim period of this Current Report on Form 8-K, the Registrant did not consult with Goldstein Schechter Price Lucas Horwitz & Company, PA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Goldstein Schechter Price Lucas Horwitz & Company, PA concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).


Item 5.01.  Changes in Control of Registrant.

In connection with the Acquisition and Plan of Merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on October 26, 2007 issued 18,000,000 unregistered shares of its common stock from its treasury to ADRE. As a result, the shareholders of ADRE will own approximately 94% of the Registrant's common stock immediately following the close of the Share Exchange Agreement. The Plan of Merger was unanimously approved by shareholders ADRE. Under Nevada law, no approval of the Agreement by the Registrant's shareholders
was required and such approval was not sought by the Registrant.   Immediately
after the Acquisition was consummated and further to the Acquisition and Plan of Merger Agreement, the majority shareholders of Basic Services agreed to cancel 9,773,750 shares of the Registrant's Common Stock held by them.

Concurrently with the closing of the Acquisition and Plan of Merger, Mark DeStefano resigned as an officer and director of the Registrant. Prior to his resignation, the board added Ilia Lekach, Jeffrey Geller, Bryan Feldman, and Joseph Bouhadana as directors of the Registrant. The board appointed Ilia Lekach as Chairman and CEO; Jeffrey Geller as President, CFO, and COO; Yonatan Feldman as Chief Technology Officer; and Jonathan Abenhaim as Senior VP of Media Operations.

No agreements exist among present or former controlling stockholders of the Registrant or present or former members of ADRE with respect to the election of the members of the board of directors, and to the Registrant's knowledge, no other agreements exist which might result in a change of control of the Registrant.


SECURITY OWNERSHIP OF BENEFICIAL OWNERSHIP AND MANAGEMENT

The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares our common stock immediately following execution of the Acquisition and Plan of Merger by
(i) our officers and directors; (ii) each person known by us to beneficially own five percent (5%) or more of our outstanding shares; and (iii) our officers and directors as a group.


                                                         Amount
Title     Name and Address                               of shares    Percent
of        of Beneficial                                  held by       of
Class     Owner of Shares                Position        Owner        Class(1)
----------------------------------------------------------------------------
Common     Ilia Lekach (2)               Chairman/CEO    5,967,000      30.7%
Common     Jeffrey Geller (3)            President,
                                         CFO, and COO.     450,000       2.3%
Common     Yonatan Feldman (4)           CTO               180,000       0.9%
Common     Jonathan Abenhaim (5)         Sr. VP Media      180,000       0.9%
Common     Joseph Bouhadana (6)          Director                0       0.0%
Common     Bryan Feldman (7)             Director           90,000       0.4%
Common     IZJD Corp. (8)                IZJD Corp       7,200,000      37.0%
------------------------------------------------------------------------------
All Executive Officers, Directors
as a Group  (6 persons)                                  6,867,000      35.2%

(1) The percentages listed in the percent of class column are based upon 19,453,000 issued and outstanding shares of Common Stock.
(2) Ilia Lekach, 20855 NE 16 Ave., Suite #C-16. Miami, Florida 33179, these shares are jointly owned with Deborah Lekach, wife, 100,000 shares are owned by Pesia/Boris Lekach, children to Ilia and Deborah Lekach; further, Ilia and Deborah Lekach own a 20 percent interest in IZJD Corp. the largest shareholder of Adrenalina.
(3) Jeffrey Geller, 20855 NE 16 Ave., Suite #C-16. Miami, Florida 33179, these shares are jointly owned with Daphna Geller.
(4)  Yonatan Feldman, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(5)  Jonathan Abenhaim, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(6)  Joseph Bouhadana, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(7)  Bryan Feldman, 20855 NE 16 Ave., Suite #C-16. Miami, Florida  33179.
(8)  IZJD Corp, 20855 N.E. 16th Ave. suite c-16, Miami Fl 33179, IZJD Corp is beneficially owned by: Issac Lekach Wainbach (20%); Josh Lekach Wainbach (20%); Zalman Lekach Wainbach (20%); David Lekach Wainbach (20%); Ilia Lekach (10%); and Deborah Lekach (10%).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 26, 2007, the Registrant accepted the resignation of Mark DeStefano as Officer and Director. Pursuant to Nevada Corporate law, NRS 78.335(5), the Board of Directors filled the Board vacancies with the nomination and acceptance of Ilia Lekach and Jeffrey Geller, effective October 26, 2007. The new board members will hold office for the unexpired term of their predecessor(s) and/or until his successor(s) are elected and qualified. Further, the board appointed Ilia Lekach as Chairman and CEO; Jeffrey Geller as President, CFO, and COO; Yonatan Feldman as Chief Technology Officer; Jonathan Abenhaim as Senior VP of Media Operations; and Zalman Lekach as VP of Adrenalina Television of the Registrant.


Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

The Registrant changed its year-end to December 31 from April 30. The change will be reflected in the Registrant's Form 10-QSB for the period ending September 30, 2007. The change was necessary based on the merger between LQD Adrenalina, LLC and Basic Services, Inc. The financials for LQD Adrenalina, LLC are based on December 31, year end.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.

The required financial statements of LQD Adrenalina, LLC and Subsidiaries for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. This Current Report includes the audited consolidated financial statements of LQD Adrenalina, LLC for the years ended December 31, 2005 and 2006, and a review of the nine months ended September 30, 2007.

(b)      Pro Forma Financial Information.

The required Pro Forma financial statements of LQD Adrenalina, LLC, for are included herein. This Current Report on Form 8-K includes the unaudited pro forma consolidated financial information of Basic Services, Inc. and LQD Adrenalina, LLC

(c)      Exhibits:

2.1 Acquisition and Plan of Merger between Basic Services, Inc. and LQD Adrenalina, LLC dated October 26, 2007.

16.1   Letter from Moore & Associates, Chartered, dated October 26, 2007

99.2 Audited Financials for LQD Adrenalina, LLC for the years ended December 31, 2006 and December 31, 2005.

99.3 Reviewed Financials for LQD Adrenalina, LLC for the nine months ended September 30, 2007.

99.4   Pro forma Financials Basic Services, Inc. and LQD Adrenalina, LLC

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Basic Services, Inc.
                                ------------------------
                                      Registrant

                                By: /s/ Mark DeStefano
                                ------------------------------------
                                Name:   Mark DeStefano
                                Title:  President/Director

Dated:  October 26, 2007
        ----------------

                                  Exhibit Index

Exhibit No.     Description

2.1 Acquisition and Plan of Merger between Basic Services, Inc. and LQD Adrenalina, LLC dated October 26, 2007.

16.1   Letter from Moore & Associates, Chartered, dated October 26, 2007

99.2 Audited Financials for LQD Adrenalina, LLC for the years ended December 31, 2006 and December 31, 2005.

99.3 Reviewed Financials for LQD Adrenalina, LLC for the nine months ended September 30, 2007.

99.4   Pro forma Financials Basic Services, Inc. and LQD Adrenalina, LLC